TYSONS CORNER LIMITED PARTNERSHIP
                         Bannockburn Lake Office Plaza
                              2355 Waukegan Road
                                  Suite A200
                          Bannockburn, Illinois 60015

                                March 12, 1997

RREEF Funds
875 North Michigan Ave.
Suite 4114
Chicago, Illinois 60611
Attention: Mr. James B. Gurley, Jr.
(FAX) 312-266-9346

Jones, Day, Reavis & Pogue
555 W. Fifth Street, 46th Floor
Los Angeles, California 90013
Attention: Mary J. Garnett, Esq.
(FAX) 213-243-2539

     Re:  8280 Greensboro Drive, McLean, Virginia

Gentlemen:

     Reference is made to that certain Agreement of Sale (the "Agreement") by and between TYSONS CORNER LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller") and RREEF AMERICA L.L.C., a Delaware limited liability company, ("Purchaser"), dated as of March 11, 1997. All capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     This letter is for the purpose of amending the Agreement of Sale as set forth herein. Purchaser's acknowledgment of this letter shall constitute Purchaser's agreement to the amendments contained herein.

     Seller and Purchaser hereby agree to amend the Agreement as follows:

a.   Section 1:  Delete in subparagraph (f) the phrase ", which Purchaser prior
to the Closing expressly agrees    to assume at Closing."  Also, delete the
reference in subparagraph (f) to "Section 9.2.3" and substitute therefor "Section 16.6".

b.   Section 7.4:  Add to the definition of "Existing Report" the following:
"Report on underground storage     tank prepared for Rodney Lambert and Mike
Wieland, prepared by AEG, Inc. together with a    memorandum from M. Wieland to
M. Fine, B. O'Neil and W. Leary dated August 8, 1994 and with    exhibits and
materials supplied in connection with such report and memorandum by Seller to Purchaser."

c.   Section 9.1:  Add in the third line after "Purchaser" and before "and" the
following:  "setting forth the     Closing Date (agreed upon pursuant to
Section 8)".

d. Section 9.2.9: Delete the phrase "and leasing of the management agreement" and substitute therefor the phrase "of the management and leasing agreement".

e. Section 16.1: Delete in line 14 the reference to "March 10, 1997" and substitute therefor "March 14, 1997".

f. Section 16.4: Delete in line 17 the phrase "actions or Purchaser" and substitute therefor "actions of Purchaser".

g.   Exhibit M:  The Exhibit M (rent roll) attached hereto shall be substituted
in place of the Exhibit M     previously attached to the Agreement.

h.   Exhibit N:  The Exhibit N (outstanding brokerage commissions and tenant
improvement work) attached    hereto shall be substituted in place of the
Exhibit N previously attached to the Agreement.

     Please execute the acknowledgment below, and return this letter agreement to Sonny Ginsberg by fax (312-902-1061) and by mail c/o Katten Muchin & Zavis, 525 W. Monroe Street, 21st Floor, Chicago, IL 60661.

                              Very truly yours,

                              TYSONS CORNER LIMITED PARTNERSHIP, an Illinois limited partnership

                              By: Tysons Corner Partners, Inc., an Illinois general partnership, its general partner

                              By:   /s/ James E. Mendelson
                                   ---------------------------------------
                              Name:     James E. Mendelson
                                   ---------------------------------------
                              Its:      Authorized Representative
                                   ----------------------------------------


ACCEPTED AND AGREED TO THIS
12th DAY OF MARCH, 1997

RREEF AMERICA L.L.C., a Delaware limited liability company

By:   /s/ James B. Gurley, Jr.
     ---------------------------------------
Name:     James B. Gurley, Jr.
     ---------------------------------------
Its:      Authorized Representative
     ---------------------------------------